UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 30, 2004

                            BEACON POWER CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

                     000-31973                      04-3372365
               -----------------------   -------------------------------
               (Commission File Number) (IRS Employer Identification No.)

                        234 Ballardvale Street
                      Wilmington, Massachusetts           01887
                --------------------------------------- --------
               (Address of principal executive offices) (Zip Code)


                                 (978) 694-9121
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant's Certifying Public Accountant

(a)  Previous independent accountants

     (i) Effective August 27, 2004, Beacon Power Corporation's (the "Registrant") independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), has decided not to stand for re-election as the independent registered public accounting firm for the Registrant. Deloitte performed the review and audit of the Company's books and accounts for the fiscal years ending December 31, 2003 and 2002 and has performed interim quarterly reviews through the quarter ended June 30, 2004. The resignation was the decision of Deloitte and was not recommended or approved by the Registrant's Audit Committee.

     (ii) Deloitte's report for 2002 and 2003 contained an unqualified opinion regarding the fair presentation of the Registrant's financial statements, but Deloitte's 2003 audit report contained an explanatory paragraph expressing doubt about the Registrant's ability to continue as a going concern.

     (iii)There have been no disagreements during the past two fiscal years and the subsequent interim periods ending June 30, 2004 between Deloitte and management of the Registrant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused them to make reference thereto in their reports on the financial statements for such years.

     (iv) During the two most recent fiscal years and through August 30, 2004, there have been no reportable events (as defined by Regulation S-K
          Item 304(a)(1)(v)).

     (v) The Registrant has provided Deloitte with a copy of the foregoing disclosure and has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. A copy of the letter from Deloitte dated August 30, 2004 is filed as Exhibit
          16.1 to this Form 8-K.

(b)  New independent accountants

     (i) Management of the Registrant is currently evaluating a replacement independent registered public accounting firm, but has not yet engaged one.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

      16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 30, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BEACON POWER CORPORATION



Date: September 2, 2004                     /s/James M. Spiezio
                                            --------------------------
                                            Name: James M. Spiezio
                                            Title: Vice President of Finance,
                                            Chief Financial Officer,
                                            Treasurer and Secretary

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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
16.1              Letter from Deloitte & Touche, LLP to the Securities and
                  Exchange Commission dated August 30, 2004.